Filed pursuant to Rule 497
File No. 333-204659

Supplement dated April 27, 2017
to
Prospectus dated October 6, 2016

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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. (the “Company”) dated October 6, 2016 (as supplemented and amended from time to time, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

This supplement updates the Prospectus to reflect: (i) a clarification regarding the commissions paid to the Dealer Manager, (ii) the Company’s entry into a conditional income incentive fee waiver agreement with the Advisers and (iii) an amendment to the waiver of administrative expenses with the Advisers.
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This supplement amends the Prospectus as follows:

OUTSIDE FRONT COVER

This supplement replaces the first sentence of the fourth bullet point on the outside front cover of the Prospectus with the following:

An investor will pay a sales load of up to 10% and offering expenses of up to 1.5% on the amounts invested.

This supplement replaces the second sentence of footnote (3) on the outside front cover of the Prospectus with the following:

Because you may pay a sales load of up to 10% and could incur up to 1.5% in offering expenses, if you invest $2,500 in shares in this Offering, we estimate that only $2,212.50 will actually be used by us for investment.

PROSPECTUS SUMMARY

This supplement replaces the third paragraph of the section entitled “Prospectus Summary-Management and Incentive Fee Waiver,” as amended, beginning on page 12 of the Prospectus with the following:

We and our Advisers have entered into four conditional income incentive fee waiver agreements (the “2016-2017 Conditional Income Incentive Fee Waiver Agreements”) on May 9, 2016, October 7, 2016, December 13, 2016 and April 24, 2017, respectively, pursuant to which, for a period from January 1, 2016 through March 31, 2017, our Advisers would waive the “subordinated incentive fee on income,” as such term is defined in the Investment Advisory Agreement, upon the occurrence of any event that, in our Advisers’ sole discretion, causes such waiver to be deemed necessary. The 2016-2017 Conditional Income Incentive Fee

Waiver Agreements may require us to repay our Advisers for previously waived reimbursement of Expense Support Payments or waived base management fees or incentive fees under certain circumstances. The previously waived fees are potentially subject to repayment by us, if at all, within a period not to exceed three years from the date of each respective fee waiver. Thus, in any quarter where a surplus exists, that surplus will be available, subject to approval of the board of directors, to reimburse waived fees and Expense Support Payments as follows:

1.	First, to reimburse Expense Support Payments, beginning with the earliest year eligible for reimbursement; and

2.	Second, to reimburse all waived fees, beginning with the earliest year eligible for reimbursement.

FEES AND EXPENSES

This supplement replaces the third sentence of footnote (1) of the section entitled “Fees and Expenses,” as amended, beginning on page 16 of the Prospectus with the following:

In connection with the sale of shares by participating broker-dealers, our Dealer Manager will collect up to 10.00% of the gross proceeds as sales load and will pay participating broker-dealers up to 7.00% of the gross proceeds from their allocated sales as a selling commission and retain 3.00% of the gross proceeds as a Dealer Manager fee.

This supplement replaces the third sentence of footnote (8) of the section entitled “Fees and Expenses,” as amended, beginning on page 16 of the Prospectus with the following:

The reimbursement of administrative service expenses has been waived through June 30, 2017.

DISTRIBUTIONS

This supplement replaces the second paragraph of the section entitled “Distributions” as amended, beginning on page 48 of the Prospectus with the following:

Our distributions may exceed our earnings, especially during the period before we have substantially invested the stock offering proceeds. As a result, a portion of the distributions we make may represent a return of capital for U.S. federal income tax purposes. Stockholders will not recognize tax on a distribution consisting of a return of capital; however, the tax basis of shares must be reduced by the amount of any return of capital distributions. Any return of capital will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on a subsequent disposition of such shares. In order to avoid distributions that are determined to represent a return of capital for U.S. federal income tax purposes, our Advisers have, at times, agreed to waive certain base management and incentive fees and administrative expenses. Our Advisers agreed to waive subordinated incentive fees on income through March 31, 2017. There is currently no waiver of management fees in place. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Overview — Base Management Fee and Incentive Fee, Administrative Services Expense Waiver and Expense Support and Conditional Reimbursement Agreement.”

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

This supplement replaces the fourth paragraph of the section entitled “Investment Advisory and Administrative Services Agreement-Management and Incentive Fee Waiver,” as amended, beginning on page 105 of the Prospectus with the following:

We and our Advisers have entered into the 2016-2017 Conditional Income Incentive Fee Waiver Agreements, pursuant to which, for a period from January 1, 2016 through March 31, 2017, our Advisers would waive the “subordinated incentive fee on income,” as such term is defined in the Investment Advisory Agreement, upon the occurrence of any event that, in our Advisers’ sole discretion, causes such waiver to be deemed necessary. The 2016-2017 Conditional Income Incentive Fee Waiver Agreements may require us to repay our Advisers for previously waived reimbursement of Expense Support Payments or waived base management fees or incentive fees under certain circumstances. The previously waived fees are potentially subject to repayment by us, if at all, within a period not to exceed three years from the date of each respective fee waiver. Thus, in any quarter where a surplus exists, that surplus will be available, subject to approval of the board of directors, to reimburse waived fees and Expense Support Payments as follows:

1.	First, to reimburse Expense Support Payments, beginning with the earliest year eligible for reimbursement; and

2.	Second, to reimburse all waived fees, beginning with the earliest year eligible for reimbursement.

This supplement replaces the tenth paragraph of the section entitled “Investment Advisory and Administrative Services Agreement-Management and Incentive Fee Waiver,” as amended, beginning on page 105 of the Prospectus with the following:

Pursuant to the Investment Advisory Agreement and Sub-Advisory Agreement, we are required to pay or reimburse the Advisers for administrative services expenses, which include all costs and expenses related to our day-to-day administration and management of the Company not related to advisory services. The Advisers do not earn any profit under their provision of administrative services to the Company. For the years ended December 31, 2016, 2015 and 2014, we incurred, and the Advisers waived the reimbursement of, administrative services expenses of approximately $2.3 million, $2.0 million, and $1.5 million, respectively. On May 9, 2016, October 7, 2016 and April 24, 2017, we and the Advisers agreed to amendments to the 2014 Expense Reimbursement Agreement, which collectively extended the period for waiver of reimbursement of administrative expenses accrued pursuant to the Investment Advisory Agreement and the Sub-Advisory Agreement from January 1, 2016 through June 30, 2017. The waiver of reimbursement of administrative services expenses is not subject to future reimbursement.

This supplement replaces the first sentence of footnote (3) to the table on page 107 of the Prospectus with the following:

The Advisers have agreed to permanently waive reimbursement by the Company of administrative expenses through June 30, 2017.

PLAN OF DISTRIBUTION

This supplement replaces the first sentence of the first paragraph of the section entitled “Plan of Distribution - Compensation of Dealer Manager and Selected Broker-Dealers,” as amended, beginning on page 133 of the Prospectus with the following:

Except as provided below, our Dealer Manager receives selling commissions of up to 7.0% of the gross proceeds of shares sold in the Offering.